UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 10, 2012


                          SOPAC CELLULAR SOLUTIONS INC.
             (Exact name of registrant as specified in its charter)


          Nevada                    000-54664                       n/a
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

4438 Vesper Avenue, Suite 2, Sherman Oaks, CA                      91403
   (Address of principal executive offices)                      (Zip Code)

                                 (949) 355-4559
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 10, 2012, SoPac Cellular Solutions Inc. (the "Company") issued a press release announcing that with the appointment of David F. Levy as CEO, and under his leadership, the Company will modify its business focus and move to marketing and distributing its iTalk Phone devices.

A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

99.1   Press Release dated December 10, 2012

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SOPAC CELLULAR SOLUTIONS INC.


Dated: December 11, 2012               By: /s/ David F. Levy
                                          -----------------------------------
                                       Name:  David F. Levy
                                       Title: President

                                       2